Investor Presentation

Third Quarter 2019

NASDAQ:CCBG

Capital City Bank Group

Forward-Looking Statement

This presentation includes forward-looking statements, including statements about future results. These statements are subject to uncertainties and risks, which could cause the Company's future results to differ materially. The following factors, among others, could cause the Company's actual results to differ: Our ability to successfully manage interest rate risk, liquidity risk, and other risks inherent to our industry; legislative or regulatory changes, including the Dodd-Frank Act, Basel III, and the ability to repay and qualified mortgage standards; the effects of security breaches and computer viruses that may affect our computer systems or fraud related to debit card products; the accuracy of our financial statement estimates and assumptions, including the estimates used for our loan loss provision, deferred tax asset valuation and pension plan; the frequency and magnitude of foreclosure of our loans; the effects of our lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; the strength of the United States economy in general and the strength of the local economies in which we conduct operations; our ability to declare and pay dividends, the payment of which is now subject to our compliance with real estate markets; changes in monetary and fiscal policies of the U.S. Government; inflation, interest rate, market and monetary fluctuations; the effects of harsh weather conditions, including hurricanes, and man-made disasters; our ability to comply with the extensive laws and regulations to which we are subject, including the laws for each jurisdiction where we operate; the willingness of clients to accept third-party products and services rather than our products and services and vice versa; increased competition and its effect on pricing; technological changes; negative publicity and the impact on our reputation; changes in consumer spending and saving habits; growth and profitability of our noninterest income; changes in accounting principles, policies, practices or guidelines; the limited trading activity of our common stock; the concentration of ownership of our common stock; anti-takeover provisions under federal and state law as well as our Articles of Incorporation and our Bylaws; other risksdescribed from time to time in our filings with the Securities and Exchange Commission; and our ability to manage the risks involved in the foregoing.

Additional factors can be found in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and the Company' others filings with the SEC, which are available at the SEC's internet site (http://www.sec.gov). Forward-looking statements in this presentation speak only as of the date of this presentation. The Company assumes no obligation to
Update forward-looking statements or the reasons why actual results could

Corporate Profile

- Oldest Florida-based Publicly Traded Bank
- Managed Multiple Business Cycles Successfully
- $2.9B Assets
- Loans: $1.8B/Deposits: $2.5B
- 85% Florida/15% Georgia
- 50/50 Mix of Consumer and Commercial Clients
- $1.7B Assets Under Management


Atlanta
Augusta
Macon
Savannah
Montgomery
GEORGIA
ALABAMA
Jacksonville
Tallahassee
Panama City
Gainesville
Daytona Beach
Orlando
57 Offices
FLORIDA
Fort Myers
Miami

Corporate Profile

25 Years

Experienced Management
Average of 25 Years' Experience with CCBG

Ownership
~60% Retail/40% Institutional
~ 24% Insider

60/40

$460M

Market Cap(1)
$460 Million

(1) As of 09/30/19

Florida at a Glance

- Highest Migration Rate in U.S.
- 3rd Most Populous State - Projected Population Growth 2X National Average
- Several Growth Measures (Jobs, Personal Income, GDP, Tourism) Now Surpass Prior Peaks and National Average
- Business-friendly State with No Personal Income Tax
- State/Local Budgets Growing and Healthy
- CCBG Markets Expected to Benefit from Multiplier Effect



Government
Higher Education
Healthcare
Agriculture
Manufacturing
Retail Distribution
Professional Associations
Retirees
Tourism
Defense
Technology
Transportation

Growth Markets

TALLAHASSEE MSA

Total Deposits *(in Thousands)*	$1,170,535
Market Share[1]	14.3%
Market Share Rank[1]	#3
Top 3 Industries	Government, Education, Professional
Projected Population Growth[2]	4.5%
Projected HH Income Growth[2]	12.2%

MACON MSA

Total Deposits *(in Thousands)*	$93,295
Market Share[1]	2.5%
Market Share Rank[1]	#8
Top 3 Industries	Education, Healthcare, Defense
Projected Population Growth[2]	1.1%
Projected HH Income Growth[2]	6.8%

GAINESVILLE MSA

Total Deposits *(in Thousands)*	$277,837
Market Share[1]	6.2%
Market Share Rank[1]	#6
Top 3 Industries	Education, Healthcare, Retail Distribution
Projected Population Growth[2]	5.7%
Projected HH Income Growth[2]	5.1%

RURAL COMBINED - 15 Markets[3]

Total Deposits *(in Thousands)*	$924,593
Market Share[1][3]	10.3%
Market Champions	Agriculture, Manufacturing, County Seat

- Top 3 Market Share in 8 of 15 Markets

(1) Source: S&P Global Market Intelligence as of 6/30/2018

(2) Projected Change from 2019-2024 (Nielsen)

(3) Excludes Markets with < 2% Share

Deposit Portfolio Detail

Deposit Portfolio Composition



5%
9%
15%
39%
32%
Noninterest Bearing Deposits
NOW Accounts
Regular Savings Accounts
Money Market Accounts
Certificates of Deposit

Total Deposit Growth



2,070
232
284
204
719
631
2,093
206
273
227
716
671
2,163
187
258
255
747
716
2,283
169
256
292
780
786
2,372
151
258
325
806
832
2,423
132
251
351
781
908
2,541
115
238
370
822
996
2013
2014
2015
2016
2017
2018
3Q19
Noninterest Bearing Deposits
NOW Accounts
Regular Savings Accounts
Money Market Accounts
Certificates of Deposit

	2013	2014	2015	2016	2017	2018	3Q19
Total Cost of Funds - CCBG[2]	0.20%	0.16%	0.14%	0.13%	0.16%	0.27%	0.38%
Total Cost of Funds - Peer[3]	0.53%	0.50%	0.40%	0.48%	0.53%	0.66%	0.98%

Deposit Portfolio Highlights

- CAGR of ~ 8% DDA, ~ 3% MMA/SAV/NOW
- 90% Core Deposit[1] to Total Deposit

(1) Total Deposits less CDs
(2) YTD
(3) Publicly Traded $1-$5 Billion SE Commercial Banks (Source: S+P Market Intelligence)

Loan Portfolio Diversification

LOAN PORTFOLIO(1)
$1,840,828



1%
2%
6%
11%
33%
14%
13%
20%
Commercial R/E
Residential R/E
Indirect Auto
Commercial Loans
Home Equity R/E
Construction R/E
Direct Consumer
Other Loans

Top 10 loans represent 6% of total loans

CRE COMPOSITION
170% of Tier 1 Capital
$508,002



2%
2%
10%
21%
65%
Improved Property
Construction
Vacant Land
Condos
Land Development

IMPROVED PROPERTY COMPOSITION
$333,182



2%
8%
8%
26%
8%
9%
25%
14%
Retail
1-4 Residential
Hotel/Motel
Multi-Family
Office
Industrial/Warehouse
Other
Gas Station/C-Store

(1) 3Q2019-EOM

Credit Quality

- NPA Reduction: 18% Decrease QoQ and 40% Decrease YoY
- Classified Loans: 19% Decrease QoQ and 7% Decrease YoY
- Continued Strong OREO Sales with Retail Disposition Strategy: 48% Decrease QoQ and 76% Decrease YoY
- Overall credit quality has returned to pre-crisis levels



CLASSIFIED LOANS
(% of Total Loans)
$300M
$250M
$200M
$150M
$100M
$50M
$0M
15.23%
$286M
5.77%
$83M
3.56%
$53M
2.64%
$42M
1.87%
$31M
1.29%
$23M
1.16%
$21M
4Q09
Peak
4Q14
4Q15
4Q16
4Q17
4Q18
3Q19



NON-PERFORMING ASSETS
(% of Assets)
$150M
$120M
$90M
$60M
$30M
$0M
5.21%
$137.6M
2.00%
$52.4M
1.06%
$29.6M
0.67%
$19.2M
0.38%
$11.1M
0.31%
$9.1M
0.19%
$5.4M
4Q11
Peak
4Q14
4Q15
4Q16
4Q17
4Q18
3Q19



TOTAL OREO BALANCES
$70M
$60M
$50M
$40M
$30M
$20M
$10M
$0
$62.6M
$35.7M
$19.3M
$10.6M
$3.9M
$2.2M
$0.5M
4Q11
Peak
4Q14
4Q15
4Q16
4Q17
4Q18
3Q19

Strong Capital Position



CAPITAL TO EXECUTE
$350M
$300M
$250M
$200M
$150M
$100M
$50M
$0
2011
2015[1]
2016
2017
2018
3Q19
Common Equity
Excess Regulatory Capital



STAYING POWER
20
15
10
5
0
15.32%
6.51%
7.99%
17.25%
6.99%
9.21%
16.28%
6.90%
9.25%
17.10%
7.09%
9.52%
17.13%
7.58%
9.63%
17.59%
8.31%
10.17%
2011
2015
2016
2017
2018
3Q19
Risk Based Capital - CCBG
Tangible Common Equity - CCBG[2]
Tangible Common Equity - Publicly Traded $1-$5 Billion SE Banks

(1) Basel III became effective in 2015.
(2) Adjusted Non-GAAP, See Appendix for Reconciliation.

Strategic Initiatives: Three Pillars of Execution

Drive Revenues

Generate Loan Growth > Positioned to Win on Rates > Grow & Diversify Fee Income

Disciplined Expense Management

Committed to Expense Reduction > Efficiency Initiatives in Motion

Effectively Deploy Capital

Organic Growth > Return Capital > Leverage Capital

> Executed Under a Strong Risk Management & Credit Culture <

DRIVE REVENUES

Diversified Revenues

INTEREST INCOME(1)



2%
1%
5%
5%
10%
28%
9%
16%
12%
12%

$84.8 Million

- Commercial R/E
- Residential R/E
- Investment Securities
- Home Equity R/E
- Indirect Auto
- Commercial Loans
- Construction R/E
- Funds Sold
- Direct Consumer
- Fees on Loans

FEE INCOME(1)



10%
11%
37%
33.7%
of Operating
Revenues
19%
23%

$39.2 Million

- Deposit Fees
- Bank Card Fees
- Wealth Management Fee
- Other
- Mortgage Banking Fees

(1) YTD

DRIVE REVENUES

Generate Loan Growth

PERIOD END LOANS

($ in Millions / % Growth(1))



$2000
$1500
$1000
$500
$0
$1,400
3.0%
$1,442
4.1%
$1,504
4.5%
$1,572
5.5%
$1,658
7.4%
$1,781
3.3%
$1,840
2013
2014
2015
2016
2017
2018
3Q19

GROWTH BY SEGMENT(2)



-$20M -$10M 0 $10M $20M $30M $40M $50M $60M $70M
Commercial Loans 8.7%
Construction R/E 27.0%
Commercial R/E 2.4%
Residential R/E 7.4%
-7.3% Home Equity R/E
-9.1% Direct Consumer
-5.0% Indirect Auto
Other - LIP 63.4%

(1) Year over year
(2) 2019 vs. 2018

DRIVE REVENUES

Positioned to Win on Rates

LOAN REPRICING



19%
36%
16%
11%
7%
6%
5%
Overnight
12 Months
24 Months
36 Months
48 Months
60 Months
>60 Months

RATE MIX



39% Fixed
42% Adjustable
19% Variable
$1,840
(in millions)

- 61% of Loan Portfolio is Variable or Adjustable
- 55% of Loan Portfolio Reprices within One Year

DRIVE REVENUES

Grow and Diversify Fee Income


FEE INCOME MIX
(in Millions)
$38,327
$39,225
100%
80%
60%
40%
20%
0%
Other Fees
Mortgage Banking Fees
Wealth Management Fees
Bank Card Fees
Deposit Fees
2018(1)
2019(1)

(1) YTD


GROWTH INITIATIVES
SBA 7(a) Loan Program
Free to Fee Checking
Improve Card Utilization
Leverage Working Capital Finance Platform
Residential Originations
Grow Wealth Management Assets

EXPENSE MANAGEMENT

Committed to Expense Reduction

NONINTEREST EXPENSE TREND



$150M
$120M
$90M
$60M
$30M
$0
$6,652
$115,193
$30,180
$102,781
$18,069
$97,204
$15,690
$97,523
$13,013
$96,434
$10,835
$100,668
$7,437
$77,030
Cycle Costs(1)
Core Expenses
2007
2010
2015
2016
2017
2018
3Q19

NONINTEREST EXPENSE MIX



1%
5%
5%
7%
8%
45%
13%
16%
2019(2)
Salaries
Occupancy
Other
Associate Benefits
Pension Plan
Legal & Professional
Processing Services
Other Real Estate

(1) OREO, Legal (Loan Resolution), FDIC Insurance & Pension Costs
(2) YTD 09/30/2019

EXPENSE MANAGEMENT

Initiatives in Motion

Banking Office Optimization	Process Improvement	Digital First	Support Growth
Sale/Leaseback Reduce SF	Consolidate Platforms	Self-Service Teller	Account Acquisition
Close/Sell	Electronic Documents	Mobile & Online	Onboarding
Office/Market ROA Reviews	Eliminate Non-Value-Added Tasks	Digital Lending	Client Profitability
			Client Segmentation

EFFECTIVELY DEPLOY CAPITAL

Organic Growth	• Technology Investments • Leverage Infrastructure
Return Capital	• Dividend • Share Repurchase Program
Leverage Capital	• M&A Opportunities • Non-Bank Businesses

Acquisition Opportunity

Profile

- Banks with $100-500M Assets ~250 Total Banks
- TBV Pricing Attractive

Targets

- Strong Core Deposit Base
- Lack of Scale to Absorb Regulatory Cost
- Succession Plan Unclear



Atlanta
Birmingham
Charleston
Montgomery
Savannah
Macon
Jacksonville
Mobile
Tallahassee
Gainesville
Panama City
Tallahassee
Orlando
Expansion Area
Tampa
Fort Myers
Miami
0
125 Miles
250 Miles
500 Miles
0
125 KM
250 KM
500 KM

2019 Focus

Broader Based Loan Growth	• Small Business, Commercial Real Estate, Residential Real Estate, WCF/ABL, and Participations/Pools
Implement Fee Income Initiatives	• New Checking Account Platform, Account Acquisition, and Strategies to Drive Interchange Revenues
Evaluate Acquisition Opportunities	• Evaluate Both Bank and Non-bank Opportunities

Why CCBG?

- Florida is Growing
- Growth Measures Nearing Prior Peaks
- Stable Markets
- Strong Deposit Franchise
- Asset Sensitive Balance Sheet
- Strong Capital – Ability to Deploy
- Insider Ownership
- Seasoned and Experienced Bankers
- Low Execution Risk
- CCBG is One of the Few Remaining "Pure Plays" in Florida

Capital City Bank Group


Trade Pattern - Year overview
Stock Market share
Share value

Appendix

Capital City Bank Group

Quarterly Results



0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
0.20
0.33
0.16
0.30
0.21
0.35
0.27
0.44
0.00
0.46
0.34
0.41
0.35
0.42
0.35
0.50
0.50
0.55
0.38
0.57
0.44
0.62
0.50
0.73
4Q16
1Q17
2Q17
3Q17
4Q17*
1Q18**
2Q18**
3Q18**
4Q18***
1Q19
2Q19
3Q19
Diluted Earnings Per Share
Pre-Tax Pre-Credit Costs ("PTPCC") per diluted share (1)

*Includes Deferred Tax Re-Measurement Expense of $0.24 per Share

**Includes Tax Benefits $0.09, $0.08, and $0.02 per share for 1Q, 2Q, and 3Q respectively related to 2017 Plan Year Pension contributions

***Includes Tax Benefit of $0.02 per share related to a premises cost segregation analysis

(1) Adjusted Non-GAAP; See Appendix for Reconciliation

Financial Highlights

Dollars in Thousands, except Earnings per Share	2013	2014	2015	2016	2017	2018	YTD 2019
Interest Income	$82,152	$78,221	$79,658	$81,154	$86,930	$99,395	$84,828
Interest Expense	4,416	3,580	3,307	3,189	3,948	6,891	7,739
Net Interest Income	77,736	74,641	76,351	77,965	82,982	92,504	77,089
Provision	3,472	1,905	1,594	819	2,215	2,921	2,189
Noninterest Income	56,416	52,536	54,091	53,681	51,746	51,565	39,225
Noninterest Expense	122,710	114,358	115,273	113,214	109,447	111,503	84,467
Income Taxes	1,925	1,654	4,459	5,867	12,203	3,421	7,416
Net Income	6,045	9,260	9,116	11,746	10,863	26,224	22,242
Diluted Earnings Per Share	.35	.53	.53	.69	.64	1.54	1.32
RATIOS							
Return on Average Assets	.24%	.36%	.34%	.43%	.39%	.92%	1.00%
Return on Average Equity	2.40	3.27	3.31	4.22	3.83	8.89	9.48
Net Interest Margin	3.54	3.36	3.31	3.25	3.37	3.64	3.84
Net Charge-offs to Average Loans	.66	.53	.35	.09	.14	.12	.15
Efficiency Ratio (FTE)	91.09	89.68	87.94	85.34	80.50	77.05	72.37
Dividend Payout Ratio	N/M	16.98	24.53	24.64	37.50	20.78	26.44

Financial Highlights

As of Period-End *Dollars in Thousands*	2013	2014	2015	2016	2017	2018	3Q19
Investments	$399,631	$505,129	$638,920	$700,099	$697,590	$663,477	$617,284
Loans	1,399,668	1,442,062	1,503,907	1,572,175	1,658,309	1,781,094	1,840,828
Total Assets	2,611,903	2,627,169	2,797,860	2,845,197	2,898,794	2,959,183	2,934,513
Noninterest Bearing Deposits	641,463	659,115	758,283	791,182	874,583	947,858	1,022,774
Interest Bearing Deposits	1,494,784	1,487,679	1,544,566	1,621,104	1,595,294	1,583,998	1,450,233
Total Deposits	2,136,248	2,146,794	2,302,849	2,412,286	2,469,877	2,531,856	2,473,007
Capital	276,400	272,540	274,352	275,168	284,210	302,587	315,562
RATIOS							
Risk Based Capital	17.94%	17.76%	17.25%	16.28%	17.10%	17.13%	17.59%
Tangible Equity	7.58	7.38	6.99	6.90	7.09	7.58	8.31
Nonperforming Assets to Total Assets	3.26	2.00	1.06	0.67	0.38	0.31	0.19
Reserve to Loans	1.65	1.22	0.93	0.86	0.80	0.80	0.78
Reserve to Nonperforming Loans	62.48	104.60	135.40	157.40	185.87	206.79	290.55

Market Demographic

Anchor and Small-Town America Markets More Stable and Predictable.

	Population Growth Rate		Household	
	2010-2019	2019-2024	Median Income 2019	Projected Change 2019-2024
Tallahassee MSA	6.28%	4.51%	$53,308	12.25%
CCBG Florida Markets	7.94%	3.95%	$44,838	5.89%
Florida	14.28%	6.79%	$55,629	10.26%
US	6.64%	3.56%	$63,174	8.82%

Sources: S&P Global Market Intelligence; ESRI; US Census Bureau

Deposit Market Share

State	Number of Offices	CCBG Deposits in Market ($000)*	Percent of Total CCBG Franchise	Ranking: Counties with 2018 Market Share in Top 4	Deposit Market Share**
Florida	47	$2,169,890	87.07%	12 of 18	8.30%
Georgia	8	$292,360	11.73%	2 of 4	5.11%
Alabama	2	$29,949	1.20%	-	9.22%
Totals	57	$2,492,199	100.00%	-	

- Market Share Gives Pricing Leverage
- Keeps Cost of Funds Low
- Organic Growth Going Forward

** Sources: SNL Balances as of 6/30/2018*
*** CCBG Aggregate Market Share for Counties Where CCBG Has a Market Share of >.50%.*

Analyst Estimates

Analyst	2019 EPS	PRICE TARGET	RATING
HOVDE	$1.73	$30.00	Market Perform
KBW	$1.80	$28.00	Market Perform
Stephens	$1.77	$28.00	Equal Weight
Sandler O'Neill	$1.77	$30.00	Hold

Non-GAAP Financial Measures

We present a tangible common equity ratio that removes the effect of goodwill resulting from merger and acquisition activity. We believe this measure is useful to investors because it allows investors to more easily compare our capital adequacy to other companies in the industry. The GAAP to non-GAAP reconciliation is provided below.

(Dollars in Thousands)		2013	2014	2015	2016	2017	2018	3Q19
TANGIBLE COMMON EQUITY RATIO								
Shareowners' Equity (GAAP)		$276,400	$272,540	$274,352	$275,168	$284,210	$302,587	$321,562
Less: Goodwill (GAAP)		$84,843	($84,811)	$84,811	$84,811	$84,811	$84,811	$84,811
Tangible Shareowners' Equity (non-GAAP)	A	$191,557	$187,729	$189,541	$190,357	$199,399	$217,776	$236,751
Total Assets (GAAP)		$2,611,903	$2,627,169	$2,797,860	$2,845,197	$2,898,794	$2,959,183	$2,934,513
Less: Goodwill (GAAP)		$84,843	($84,811)	$84,811	$84,811	$84,811	$84,811	$84,811
Tangible Assets (non-GAAP)	B	$2,527,060	$2,542,358	$2,713,049	$2,760,386	$2,813,983	$2,874,372	$2,849,702
Tangible Common Equity Ratio	A/B	7.58%	7.38%	6.99%	6.90%	7.09%	7.58%	8.31%

Pre-tax pre-credit costs per diluted share is a measure used by management to evaluate core operating results exclusive of credit costs, including loan loss provision and other real estate expenses. We believe this measure is useful to investors because it allows investors to more easily compare our core operating results to other companies in the industry. The GAAP to non-GAAP reconciliation is provided below.

(Dollars in Thousands)		2016	2017	2018	YTD 2019
PRE-TAX PRE-CREDIT COSTS PER DILUTED SHARE					
Income Before Income Taxes (GAAP)		$17,613	$23,066	$29,645	$29,657
Plus: Provision for Loan Losses (GAAP)		$819	$2,215	$2,921	$2,189
Plus: Other Real Estate Owned Expense (GAAP)		$3,649	$1,135	($442)	$444
Pre-Tax Pre-Credit Costs (non-GAAP)	A	$22,081	$26,416	$32,124	$32,290
Average Diluted Common Shares (GAAP)	B	17,061	17,013	17,072	16,810
Pre-Tax Pre-Credit Costs Per Diluted Share	A/B	$1.29	$1.55	$1.88	$1.92

Capital City Bank Group

Corporate Headquarters
217 North Monroe Street
Tallahassee, FL 32301

www.ccbg.com